UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2021

STORE Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-36739	45-2280254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8377 East Hartford Drive, Suite 100

Scottsdale, AZ 85255

(Address of Principal Executive Offices, Including Zip Code)

(480) 256-1100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	STOR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

STORE Capital Corporation (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) on May 27, 2021. At the Annual Meeting, the Company’s stockholders voted on three proposals. The proposals are described in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 15, 2021. As of March 31, 2021, the record date for the Annual Meeting, there were 270,008,071 shares of the Company’s common stock issued, outstanding and entitled to vote on the proposals presented at the Annual Meeting. The voting results for each of the proposals are set forth below.

1.Election of Directors. The Company’s stockholders elected, by the vote indicated below, the following nine persons as directors of the Company, each to serve as such until the Company’s annual meeting of stockholders to be held in 2022, or until his or her respective successor is duly elected and qualified:

Director	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Joseph M. Donovan	219,548,205	683,147	–	22,362,388
Mary B. Fedewa	219,545,407	685,945	–	22,362,388
Morton H. Fleischer	216,017,887	4,213,465	–	22,362,388
William F. Hipp	219,462,311	769,041	–	22,362,388
Tawn Kelley	217,502,768	2,728,584	–	22,362,388
Catherine D. Rice	216,682,882	3,548,470	–	22,362,388
Einar A. Seadler	218,591,778	1,639,574	–	22,362,388
Quentin P. Smith, Jr.	215,898,213	4,333,139	–	22,362,388
Christopher H. Volk	218,176,406	2,054,946	–	22,362,388

2.Advisory Vote to Approve Executive Compensation. The Company’s stockholders approved, on an advisory basis, a non-binding resolution approving the compensation of the Company’s named executive officers, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
153,687,318	66,097,343	446,691	22,362,388

3.Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm. The Company’s stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, by the vote indicated below:

Votes For	Votes Against	Abstentions
241,252,014	1,157,649	184,077

No other proposals were submitted to a vote of the Company’s stockholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

4
STORE Capital Corporation

Dated: June 1, 2021
	By:	/s/ Chad A. Freed
Chad A. Freed
Executive Vice President – General Counsel